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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 19, 2001


                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
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             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          0-26682                                    11-3199437
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 (Commission File Number)                  (I.R.S. Employer Identification No.)


            10 Edison Street East, Amityville, New York          11701
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              (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (631) 842-7600

                                 Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.           Other Events.

         On November 19, 2001, Technology Flavors & Fragrances, Inc., a Delaware corporation (the "COMPANY"), entered into a letter of intent with Belmay Holding Corp., a New York corporation ("BELMAY"), that sets forth a preliminary understanding with respect to a proposed merger between a wholly owned subsidiary of the Company and Belmay.

         The Company hereby incorporates by reference herein the matters announced in the Company's press release, dated November 20, 2001, which is filed as an exhibit to this Current Report on Form 8-K.


Item 7.           Exhibits.

       99.1    Press release of the Company, dated November 20, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 20, 2001

                                 TECHNOLOGY FLAVORS & FRAGRANCES, INC.

                                 By: /s/ JOSEPH A. GEMMO
                                 --------------------------------
                                   Joseph A. Gemmo
                                   Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX



   EXHIBIT                 DESCRIPTION

    99.1          Press release of the Company, dated November 20, 2001.